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                                                                    EXHIBIT 23.2



                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (File No. 333-13093, File No. 33-60326, File No. 33-69708, and File No. 33-97376) of Nu-Kote Holding, Inc. of our reports dated June 26, 1998 relating to the financial statements and financial statement schedule, which appear in this Form 10-K.


PricewaterhouseCoopers LLP


Dallas, Texas
April 19, 2000